UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2014

Date of reporting period:	September 1, 2013 — February 28, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PRYAX

Putnam Retirement Income Fund Lifestyle 2

Semiannual report 2|28|14

A world of investing.®
Putnam INVESTMENTS
PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 2

Semiannual report
2 | 28 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Shareholder meeting results	64

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Stock and bond markets have exhibited some volatility this year, as the global economy continues to heal slowly, and new geopolitical risks have emerged. This fluctuating investment climate drives home the importance of portfolio diversification.

In this environment, we believe Putnam’s active investment research and strategies are well suited to serve investors pursuing income and capital appreciation goals.

We are pleased to report that this investment focus continues to garner Putnam recognition in the mutual fund industry. In 2013 — and for the third time in five years — Barron’s ranked Putnam one of the top two mutual fund families based on total returns across asset classes. Reflecting a commitment to long-term results, Putnam ranked second out of 55 mutual fund families for the five-year period that ended in December 2013.

In addition to sound investment strategies, your portfolio also benefits from sound advice, we believe. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

Putnam Retirement Income Fund Lifestyle 2

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 2 is designed for investors who are willing to accept a prudent amount of risk — by investing a portion of their assets in stocks, bonds, and mutual funds — while seeking income for their retirement years.

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 2 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return Funds.

Strategic allocations

Absolute Return Funds 40%
Fixed income 43%
Equity 17%

Equity and fixed-income weightings reflect strategic allocations set forth in the fund's prospectus; actual allocations may vary.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 15 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to deliver long-term income in retirement.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Joshua B. Kutin, CFA
(industry since 1998)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 2 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Retirement Income Fund Lifestyle 2

Interview with your fund’s portfolio manager

Bob, could you review market conditions during the six months that ended February 28, 2014?

Investors who took on risk in 2013 were rewarded, in what proved to be the equity market’s best annual performance since the 1990s. There were some speed bumps, such as when the market advance slowed in October as a result of the congressional budget debate, which led to a 16-day partial shutdown of the federal government. Nevertheless, for the period that ended February 28, 2014, riskier assets generally offered higher returns than “safer” investments such as Treasuries or highly rated corporate bonds.

Markets also experienced unusually low volatility, though in January a small correction occurred in U.S. equities, with the S&P 500 Index, a broad measure of U.S. stocks, declining more than 3.5%. But I believe that this was mainly due to some year-end profit taking, as investors sought to realize capital gains after the start of the year for tax purposes and had waited to sell. Notably, the market did rebound in February, the period’s final month.

In addition, some softer economic numbers came out, but in my opinion this had more to do with the record cold temperatures across the nation during January, and the weather’s impact on the housing sector, consumer behavior, and construction.

This comparison shows your fund’s performance in the context of broad market indexes for the 6 months ended 2/28/14. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

Retirement Income Fund Lifestyle 2	5

During the period, the U.S. central bank did a good job of communicating its intentions to eventually draw down its $85-billion-a-month purchase of bonds. Although the actual first $10 billion reduction did not take place until January 2014, this had an effect on the more interest-rate-sensitive areas of the fixed-income market.

How did Putnam Retirement Income Fund Lifestyle 2 perform in this environment?

The fund’s diversified approach to investing helped to mute the effects of volatility during the period. For the six months ended February 28, 2014, the fund generated a positive return that surpassed the return of its primary benchmark, the Barclays U.S. Aggregate Bond Index, but lagged the performance of its secondary all-equity benchmark, the S&P 500 Index.

What strategy shifts did you make, if any, during the period?

Across the board, we have recalibrated our expectations — on equities and commodities, as well as on interest-rate and credit risks. Because interest rates are rising, the biggest shift in strategy was a reduction of the portfolio’s duration, which is intended to lower its sensitivity to interest-rate changes. With the Federal Reserve beginning to taper its quantitative-easing program by $10 billion a month, interest rates rose during the period.

Because Putnam Retirement Income Fund Lifestyle 2 seeks to generate current income, the challenge has been finding robust sources of return in this environment. I am less worried about a dramatic sell-off in the market than I am about the simple lack of opportunity for finding returns in U.S. Treasuries.

So, within the portfolio, we are focusing slightly more on credit risk and high yield as

Allocations are shown as a percentage of the fund’s net assets as of 2/28/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Retirement Income Fund Lifestyle 2

opposed to interest-rate risk. Spreads — the difference between the yield of a security and the yield of a U.S. Treasury bond — have narrowed dramatically. It has been a very good trade for several years, but we are looking to reduce exposure there as well.

Where did you find returns during the period?

Within equities, positive performance was broad-based. The largest contribution came from targeting less volatile, or low beta, stocks. Our research has shown that low beta stocks have historically provided better risk-adjusted returns [how much risk is taken for producing a given return] for longer time periods compared with the overall market.

We also were able to generate returns through credit default swaps, which we used to hedge credit and market risk as well as to gain exposure to individual securities.

How did the harsh winter weather affect U.S. economic activity in the final months of the period?

One of the biggest short-term challenges to economic growth has been the weather. There is no doubt that extreme winter conditions have contributed to disappointing data in a variety of economic zones. If you look at consumer activity, people just do not want to buy a car or a house or even go out to eat in these kinds of conditions. And if you are in construction, you cannot even break a foundation if the ground is frozen.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 2	7

I do believe that with the spring thaw, discretionary consumer spending will pick up. I believe there is plenty of pent-up demand, and this will be reflected in the second quarter’s data — in everything from home sales to automotive sales and other consumer spending.

What is your outlook?

I believe that the U.S. economic recovery will continue to take a classic “muddle-through” progression. By that, I mean that the recovery is taking place, but it’s much slower than what we have experienced in the past.

For the past five-plus years, since the financial crisis of 2008, we have had a mediocre growth rate. Although growth has been tepid, the good news is that it has steadily moved us away from the precipice of financial disaster. We are not out of the woods by any stretch. We have a stable economy right now, but it’s low growth.

How do we ultimately break out to the upside economically? I believe we need to see higher levels of revenue growth at the corporate level. Some early signs of revenue growth exist, but they are still limited. We also need true employment growth and wage growth. As the slack gradually comes out of the economy, I believe that we will see improvement, but it has been glacially and frustratingly slow.

Across the board, we believe equity valuations have become somewhat stretched, but we remain constructive on the asset class. While not euphoric about the current environment, companies are more hopeful about business conditions. I believe corporate balance sheets look solid and earnings are decent, but there has been little top-line growth. Stocks may continue to move higher in 2014, though in

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Retirement Income Fund Lifestyle 2

our view probably not to the same degree as in 2013.

While not overly pessimistic, we are not nearly as optimistic as we were at the beginning of 2012 and 2013. We plan to become more tactical in the months ahead, as we believe there will be more volatility.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. A CFA charterholder, he joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Retirement Income Fund Lifestyle 2	9

IN THE NEWS

Did severe winter weather chill U.S. economic growth? In its Beige Book released in early March, the Federal Reserve, summarizing economic activity in 12 U.S. districts, mentioned the word “weather” 119 times. Manufacturing businesses in nine of those districts — Boston, New York, Philadelphia, Cleveland, Richmond, Atlanta, Chicago, St. Louis, and Dallas — reported that Mother Nature wreaked economic havoc, citing power outages, supply-chain disruptions, sluggish factory production, and declining retail and auto sales. Snow, ice, and bitter cold hit New York and Philadelphia particularly hard, with both regions experiencing the most notable drop in economic activity. Based on anecdotal reports from bank and branch directors, businesses, and other sources, the Beige Book is an important resource for the Fed in making interest-rate decisions. Fed Chair Janet Yellen and her central bank colleagues will try to determine whether the economic weakness is part of a trend — or a temporary setback that will reverse as the weather improves.

10	Retirement Income Fund Lifestyle 2

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	14.58%	9.99%	12.31%	9.31%	12.31%	12.31%	13.81%	10.12%	13.87%	15.42%
Annual average	5.15	3.58	4.38	3.34	4.38	4.38	4.90	3.62	4.92	5.44

1 year	6.63	2.36	5.86	0.86	5.86	4.86	6.39	2.93	6.49	6.97

6 months	5.57	1.34	5.15	0.15	5.15	4.15	5.45	2.03	5.45	5.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 2/28/14

Barclays U.S. Aggregate
	Bond Index	S&P 500 Index

Life of fund	8.81%	55.18%
Annual average	3.17	17.62

1 year	0.15	25.37

6 months	2.84	15.07

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Retirement Income Fund Lifestyle 2	11

Fund price and distribution information For the six-month period ended 2/28/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		1	1	6		6	6

Income	$0.178		$0.152	$0.152	$0.166		$0.166	$0.190

Capital gains

Long-term gains	0.047		0.047	0.047	0.047		0.047	0.047

Short-term gains	0.100		0.100	0.100	0.100		0.100	0.100

Total	$0.325		$0.299	$0.299	$0.313		$0.313	$0.337

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/13	$10.42	$10.85	$10.36	$10.36	$10.41	$10.76	$10.42	$10.43

2/28/14	10.67	11.11	10.59	10.59	10.66	11.02	10.67	10.68

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	0.45%	0.43%	N/A	N/A	0.23%	0.22%	0.22%	0.67%

Current 30-day SEC yield [3,4]
(with expense limitation)	N/A	1.24	0.54	0.54	N/A	1.00	1.02	1.51

Current 30-day SEC yield [3]
(without expense limitation)	N/A	0.38	–0.35	–0.35	N/A	0.14	0.13	0.62

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

4 For a portion of the period, the fund may have limited expenses, without which yields would have been lower.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	14.94%	10.34%	12.52%	9.52%	12.52%	12.52%	14.16%	10.45%	14.11%	15.70%
Annual average	5.10	3.58	4.31	3.30	4.31	4.31	4.85	3.61	4.83	5.35

1 year	5.70	1.47	4.84	–0.16	4.84	3.84	5.47	2.04	5.47	5.94

6 months	4.46	0.28	4.04	–0.96	4.04	3.04	4.35	0.95	4.25	4.48

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	Retirement Income Fund Lifestyle 2

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/13*	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%

Total annual operating expenses
for the fiscal year ended 8/31/13	1.82%	2.57%	2.57%	2.07%	2.07%	1.57%

Annualized expense ratio for the
six-month period ended 2/28/14	0.71%	1.46%	1.46%	0.96%	0.96%	0.46%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.31% in fees and expenses of acquired funds (including underlying Putnam funds). Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/14.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2013, to February 28, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.62	$7.43	$7.43	$4.89	$4.89	$2.35

Ending value (after expenses)	$1,055.70	$1,051.50	$1,051.50	$1,054.50	$1,054.50	$1,056.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Retirement Income Fund Lifestyle 2	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2014, use the following calculation method. To find the value of your investment on September 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.56	$7.30	$7.30	$4.81	$4.81	$2.31

Ending value (after expenses)	$1,021.27	$1,017.55	$1,017.55	$1,020.03	$1,020.03	$1,022.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Retirement Income Fund Lifestyle 2

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Retirement Income Fund Lifestyle 2	15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2014, Putnam employees had approximately $460,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Retirement Income Fund Lifestyle 2

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees

Retirement Income Fund Lifestyle 2	17

considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year.

18	Retirement Income Fund Lifestyle 2

Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort

Retirement Income Fund Lifestyle 2	19

to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently

20 Retirement Income Fund Lifestyle 2

low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. In addition, Putnam Management has contractually agreed through at least December 30, 2014 to waive fees (and, to the extent necessary, bear other expenses) to the extent that the expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.45% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fifth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating

Retirement Income Fund Lifestyle 2	21

in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on June 13, 2011, the Trustees considered that its class A shares’ return net of fees and expenses was positive for the one-year period ended December 31, 2012. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that

22 Retirement Income Fund Lifestyle 2

vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Retirement Income Fund Lifestyle 2	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Retirement Income Fund Lifestyle 2

The fund’s portfolio 2/28/14 (Unaudited)

INVESTMENT COMPANIES (44.5%)*	Shares	Value

iShares MSCI EAFE ETF	1,057	$71,295

Putnam Absolute Return 100 Fund Class Y †††	63,280	646,094

Putnam Absolute Return 300 Fund Class Y †††	146,909	1,563,117

Putnam Absolute Return 500 Fund Class Y †††	227,599	2,651,528

Putnam Absolute Return 700 Fund Class Y †††	32,478	402,726

Putnam Money Market Fund Class A †††	510,736	510,736

SPDR S&P 500 ETF Trust	589	109,731

SPDR S&P Midcap 400 ETF Trust	59	14,773

Total investment companies (cost $5,864,624)		$5,970,000

COMMON STOCKS (17.1%)*	Shares	Value

Basic materials (0.8%)
Archer Daniels-Midland Co.	436	$17,702

Asahi Kasei Corp. (Japan)	1,000	7,140

BASF SE (Germany)	62	7,139

CF Industries Holdings, Inc.	19	4,767

Domtar Corp. (Canada)	11	1,219

Dow Chemical Co. (The)	368	17,925

Fletcher Building, Ltd. (New Zealand)	736	5,825

Fortune Brands Home & Security, Inc.	84	3,926

LyondellBasell Industries NV Class A	122	10,746

Mitsubishi Chemical Holdings Corp. (Japan)	1,000	4,532

Packaging Corp. of America	29	2,114

PPG Industries, Inc.	42	8,308

Reliance Steel & Aluminum Co.	24	1,663

Rio Tinto PLC (United Kingdom)	164	9,427

Stora Enso OYJ Class R (Finland)	580	6,609

		109,042
Capital goods (0.8%)
ABB, Ltd. (Switzerland)	196	5,012

AGCO Corp.	50	2,624

Allegion PLC (Ireland) †	55	2,989

BAE Systems PLC (United Kingdom)	1,567	10,782

Ball Corp.	45	2,500

Canon, Inc. (Japan)	100	3,111

Cummins, Inc.	91	13,279

Exelis, Inc.	102	2,084

IDEX Corp.	43	3,228

Ingersoll-Rand PLC	142	8,682

Leggett & Platt, Inc.	88	2,820

MRC Global, Inc. †	48	1,235

Northrop Grumman Corp.	107	12,950

Raytheon Co.	155	15,176

Toyoda Gosei Co., Ltd. (Japan)	100	2,116

Vinci SA (France)	135	10,087

WABCO Holdings, Inc. †	30	3,074

		101,749

Retirement Income Fund Lifestyle 2	25

COMMON STOCKS (17.1%)* cont.	Shares	Value

Communication services (0.7%)
Belgacom SA (Belgium)	202	$6,094

Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	1,545	2,505

Comcast Corp. Class A	433	22,382

Deutsche Telekom AG (Germany)	561	9,521

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	100	5,616

NTT DoCoMo, Inc. (Japan)	200	3,350

Orange (France)	456	5,708

T-Mobile US, Inc. †	121	3,691

Telecom Corp. of New Zealand, Ltd. (New Zealand)	1,925	4,037

Telstra Corp., Ltd. (Australia)	654	2,950

Verizon Communications, Inc.	467	22,220

Vodafone Group PLC (United Kingdom)	795	3,314

		91,388
Conglomerates (0.3%)
AMETEK, Inc.	119	6,336

Bouygues SA (France)	207	8,346

Danaher Corp.	197	15,069

General Electric Co.	217	5,527

		35,278
Consumer cyclicals (2.0%)
ADT Corp. (The)	111	3,409

Advance Auto Parts, Inc.	34	4,330

American Eagle Outfitters, Inc.	152	2,209

Asahi Glass Co., Ltd. (Japan)	1,000	5,506

Bayerische Motoren Werke (BMW) AG (Germany)	73	8,484

Coach, Inc.	104	5,076

CST Brands, Inc.	57	1,854

Dai Nippon Printing Co., Ltd. (Japan)	1,000	10,073

Daimler AG (Registered Shares) (Germany)	42	3,914

Daito Trust Construction Co., Ltd. (Japan)	100	9,318

Expedia, Inc.	53	4,162

Gannett Co., Inc.	116	3,451

Gap, Inc. (The)	114	4,988

Geberit International AG (Switzerland)	11	3,459

Graham Holdings Co. Class B	3	2,156

Hanesbrands, Inc.	48	3,517

Home Depot, Inc. (The)	257	21,082

Host Hotels & Resorts, Inc. R	438	8,615

Hugo Boss AG (Germany)	42	5,594

Kimberly-Clark Corp.	201	22,180

Liberty Media Corp. Class A †	37	5,075

Lowe’s Cos., Inc.	328	16,410

Macy’s, Inc.	135	7,811

McGraw Hill Financial, Inc.	145	11,551

Next PLC (United Kingdom)	110	12,406

PetSmart, Inc.	48	3,219

26 Retirement Income Fund Lifestyle 2

COMMON STOCKS (17.1%)* cont.	Shares	Value

Consumer cyclicals cont.
Ryman Hospitality Properties R	193	$8,143

Scripps Networks Interactive Class A	50	4,062

SJM Holdings, Ltd. (Hong Kong)	2,000	6,463

Swire Pacific, Ltd. Class A (Hong Kong)	500	5,621

TABCORP Holdings, Ltd. (Australia)	2,297	7,290

Viacom, Inc. Class B	153	13,423

Wyndham Worldwide Corp.	57	4,154

Wynn Resorts, Ltd.	31	7,517

		275,626
Consumer staples (1.3%)
British American Tobacco (BAT) PLC (United Kingdom)	113	6,150

Colgate-Palmolive Co.	469	29,467

Corrections Corp. of America R	297	9,905

CVS Caremark Corp.	482	35,253

Geo Group, Inc. (The) R	250	8,058

ITOCHU Corp. (Japan)	400	4,982

Japan Tobacco, Inc. (Japan)	100	3,183

Kao Corp. (Japan)	100	3,447

Lawson, Inc. (Japan)	100	6,952

Liberty Interactive Corp. Class A †	197	5,752

ManpowerGroup, Inc.	39	3,048

Metcash, Ltd. (Australia)	1,162	3,221

Molson Coors Brewing Co. Class B	34	1,932

Nestle SA (Switzerland)	157	11,889

Procter & Gamble Co. (The)	33	2,596

Reckitt Benckiser Group PLC (United Kingdom)	44	3,621

Sumitomo Corp. (Japan)	300	3,967

Swedish Match AB (Sweden)	163	5,161

Tesco PLC (United Kingdom)	1,072	5,910

Unilever NV ADR (Netherlands)	212	8,407

Unilever PLC (United Kingdom)	63	2,575

Woolworths, Ltd. (Australia)	108	3,490

		168,966
Energy (1.2%)
Baker Hughes, Inc.	117	7,404

BP PLC (United Kingdom)	1,763	14,891

Cabot Oil & Gas Corp.	121	4,235

Chevron Corp.	28	3,229

ConocoPhillips	256	17,024

Dril-Quip, Inc. †	17	1,829

Exxon Mobil Corp.	158	15,211

Halcon Resources Corp. †	32	122

Occidental Petroleum Corp.	187	18,049

Oceaneering International, Inc.	35	2,505

Oil States International, Inc. †	21	1,993

PBF Energy, Inc.	34	857

Phillips 66	150	11,229

Royal Dutch Shell PLC Class A (United Kingdom)	337	12,291

Royal Dutch Shell PLC Class B (United Kingdom)	143	5,572

Retirement Income Fund Lifestyle 2	27

COMMON STOCKS (17.1%)* cont.	Shares	Value

Energy cont.
Schlumberger, Ltd.	226	$21,018

Seadrill, Ltd. (Norway)	90	3,320

Statoil ASA (Norway)	145	3,827

Superior Energy Services, Inc.	70	2,071

Tesoro Corp.	43	2,193

Total SA (France)	152	9,867

Valero Energy Corp.	137	6,573

		165,310
Financials (5.4%)
Alexandria Real Estate Equities, Inc. R	145	10,505

Allianz SE (Germany)	19	3,401

Allied World Assurance Co. Holdings AG	25	2,493

American Capital Agency Corp. R	117	2,608

American Financial Group, Inc.	55	3,144

American Realty Capital Properties, Inc. R	194	2,850

AMP, Ltd. (Australia)	1,244	5,368

Aon PLC	171	14,638

Apartment Investment & Management Co. Class A R	124	3,706

Associated Banc-Corp.	226	3,772

Australia & New Zealand Banking Group, Ltd. (Australia)	115	3,306

AvalonBay Communities, Inc. R	111	14,316

Aviva PLC (United Kingdom)	901	7,146

AXA SA (France)	131	3,425

Axis Capital Holdings, Ltd.	79	3,474

Baloise Holding AG (Switzerland)	26	3,352

Banco Santander Central Hispano SA (Spain)	803	7,278

Bendigo and Adelaide Bank, Ltd. (Australia)	297	2,954

Berkshire Hathaway, Inc. Class B †	14	1,621

Boston Properties, LP R	100	11,243

BRE Properties R	103	6,362

CaixaBank, SA (Spain)	1,031	6,504

Camden Property Trust R	94	6,270

Chimera Investment Corp. R	315	1,005

City National Corp.	56	4,190

CNP Assurances (France)	413	8,904

Commonwealth Bank of Australia (Australia)	97	6,476

CommonWealth REIT R	347	9,421

CoreLogic, Inc. †	176	5,738

Corio NV (Netherlands) R	77	3,615

DCT Industrial Trust, Inc. R	258	2,043

DDR Corp. R	24	399

Deutsche Boerse AG (Germany)	87	7,138

Digital Realty Trust, Inc. R	59	3,195

Discover Financial Services	229	13,140

Douglas Emmett, Inc. R	232	6,248

Duke Realty Corp. R	73	1,226

DuPont Fabros Technology, Inc. R	306	8,127

EastGroup Properties, Inc. R	53	3,288

Equity Lifestyle Properties, Inc. R	227	9,137

28 Retirement Income Fund Lifestyle 2

COMMON STOCKS (17.1%)* cont.	Shares	Value

Financials cont.
Equity Residential Trust R	226	$13,214

Essex Property Trust, Inc. R	18	3,011

Federal Realty Investment Trust R	94	10,463

First Niagara Financial Group, Inc.	422	3,828

General Growth Properties R	401	8,830

Goldman Sachs Group, Inc. (The)	134	22,304

Government Properties Income Trust R	295	7,348

HCP, Inc. R	330	12,794

Health Care REIT, Inc. R	178	10,456

Home Properties, Inc. R	154	9,077

Hospitality Properties Trust R	353	9,355

HSBC Holdings PLC (United Kingdom)	906	9,553

Investment AB Kinnevik Class B (Sweden)	378	14,674

JPMorgan Chase & Co.	554	31,478

KeyCorp	293	3,859

Kilroy Realty Corp. R	23	1,323

Kimco Realty Corp. R	672	14,959

Lexington Realty Trust R	157	1,791

Macerich Co. (The) R	65	3,908

Medical Properties Trust, Inc. R	552	7,281

Mid-America Apartment Communities, Inc. R	26	1,759

Muenchener Rueckversicherungs AG (Germany)	15	3,285

Natixis (France)	1,178	8,499

Partners Group Holding AG (Switzerland)	13	3,386

Persimmon PLC (United Kingdom)	357	8,644

PNC Financial Services Group, Inc.	217	17,746

Post Properties, Inc. R	174	8,444

Prologis, Inc. R	418	17,217

Public Storage R	176	29,744

Rayonier, Inc. R	37	1,742

Realty Income Corp. R	95	4,220

Regency Centers Corp. R	17	863

Resona Holdings, Inc. (Japan)	900	4,699

Retail Opportunity Investments Corp. R	149	2,210

RSA Insurance Group PLC (United Kingdom)	2,535	4,128

Senior Housing Properties Trust R	38	847

Simon Property Group, Inc. R	396	63,871

SL Green Realty Corp. R	40	3,973

Spirit Realty Capital, Inc. R	1,046	11,422

State Street Corp.	191	12,543

Stockland (Units) (Australia) R	1,645	5,683

Sumitomo Mitsui Financial Group, Inc. (Japan)	100	4,477

Svenska Handelsbanken AB Class A (Sweden)	218	11,390

Swedbank AB Class A (Sweden)	131	3,698

Taubman Centers, Inc. R	149	10,497

Travelers Cos., Inc. (The)	164	13,750

Tryg A/S (Denmark)	33	3,186

UDR, Inc. R	82	2,116

Retirement Income Fund Lifestyle 2 29

COMMON STOCKS (17.1%)* cont.	Shares	Value

Financials cont.
Vornado Realty Trust R	237	$22,821

Weingarten Realty Investors R	338	10,309

Wells Fargo & Co.	38	1,764

Westpac Banking Corp. (Australia)	342	10,243

WP Carey, Inc. R	18	1,143

Zurich Insurance Group AG (Switzerland)	14	4,290

		737,141
Health care (1.8%)
AbbVie, Inc.	184	9,367

Aetna, Inc.	147	10,688

AstraZeneca PLC (United Kingdom)	166	11,353

Cardinal Health, Inc.	134	9,585

Celgene Corp. †	51	8,198

Eli Lilly & Co.	120	7,153

GlaxoSmithKline PLC (United Kingdom)	225	6,298

Health Net, Inc. †	32	1,090

Intuitive Surgical, Inc. †	15	6,672

Jazz Pharmaceuticals PLC †	9	1,368

Johnson & Johnson	305	28,097

McKesson Corp.	87	15,403

Merck & Co., Inc.	353	20,117

Novartis AG (Switzerland)	96	8,017

Omega Healthcare Investors, Inc. R	98	3,132

Orion OYJ Class B (Finland)	159	5,237

Pfizer, Inc.	782	25,110

Roche Holding AG-Genusschein (Switzerland)	25	7,715

Sabra Health Care REIT, Inc. R	101	2,875

Salix Pharmaceuticals, Ltd. †	10	1,079

Sanofi (France)	67	6,967

Takeda Pharmaceutical Co., Ltd. (Japan)	200	9,591

VCA Antech, Inc. †	36	1,115

Ventas, Inc. R	356	22,225

WellPoint, Inc.	118	10,690

		239,142
Technology (1.9%)
Activision Blizzard, Inc.	379	7,334

Agilent Technologies, Inc.	43	2,448

AOL, Inc. †	141	6,173

Apple, Inc.	62	32,627

Broadcom Corp. Class A	452	13,433

Brocade Communications Systems, Inc. †	565	5,407

CA, Inc.	242	8,107

Cadence Design Systems, Inc. †	479	7,343

Cap Gemini (France)	54	4,228

EMC Corp.	726	19,145

F5 Networks, Inc. †	78	8,763

Fortinet, Inc. †	342	7,917

Gentex Corp.	88	2,761

Google, Inc. Class A †	7	8,510

30 Retirement Income Fund Lifestyle 2

COMMON STOCKS (17.1%)* cont.	Shares	Value

Technology cont.
Hoya Corp. (Japan)	200	$5,950

L-3 Communications Holdings, Inc.	45	5,193

Marvell Technology Group, Ltd.	436	6,666

Microsoft Corp.	673	25,783

NetApp, Inc.	276	11,153

Nippon Electric Glass Co., Ltd. (Japan)	1,000	4,544

Oracle Corp.	709	27,729

Rockwell Automation, Inc.	67	8,230

Symantec Corp.	401	8,613

Western Digital Corp.	163	14,179

		252,236
Transportation (0.3%)
Alaska Air Group, Inc.	37	3,206

ComfortDelgro Corp., Ltd. (Singapore)	2,000	3,050

Delta Air Lines, Inc.	408	13,550

Deutsche Post AG (Germany)	120	4,507

Japan Airlines Co., Ltd. (Japan) UR	100	4,981

Southwest Airlines Co.	349	7,832

Yangzijiang Shipbuilding Holdings, Ltd. (China)	3,000	2,690

		39,816
Utilities and power (0.6%)
CMS Energy Corp.	126	3,582

Edison International	155	8,117

Electricite de France (EDF) (France)	187	7,438

Enagas SA (Spain)	192	5,588

Enel SpA (Italy)	1,009	5,181

Energias de Portugal (EDP) SA (Portugal)	957	4,148

ENI SpA (Italy)	143	3,450

Entergy Corp.	84	5,361

Hokuriku Electric Power Co. (Japan)	300	3,870

PG&E Corp.	208	9,164

PPL Corp.	304	9,816

Red Electrica Corporacion SA (Spain)	89	6,929

Snam SpA (Italy)	835	4,753

UGI Corp.	53	2,369

		79,766

Total common stocks (cost $1,886,038)		$2,295,460

U.S. TREASURY OBLIGATIONS (9.7%)*	Principal amount	Value

U.S. Treasury Bonds 2 3/4s, August 15, 2042	$120,000	$101,781

U.S. Treasury Notes
2 3/8s, August 31, 2014	38,000	38,425
2s, February 15, 2023	290,000	277,593
1 3/4s, May 31, 2016	130,000	133,856
1 5/8s, August 15, 2022	90,000	84,319
1 1/8s, December 31, 2019	110,000	105,787
1s, August 31, 2016	240,000	242,942
3/4s, March 31, 2018	320,000	314,467

Total U.S. treasury obligations (cost $1,294,956)		$1,299,170

Retirement Income Fund Lifestyle 2	31

CORPORATE BONDS AND NOTES (3.5%)*	Principal amount	Value

Basic materials (0.2%)
CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	$2,000	$2,393

International Paper Co. sr. unsec. notes 9 3/8s, 2019	2,000	2,637

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	2,000	2,012

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	5,000	5,219

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	5,000	5,991

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	5,000	6,066

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2041 (Canada)	5,000	4,987

		29,305
Capital goods (0.1%)
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	5,000	5,325

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	5,000	5,117

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	5,000	5,099

		15,541
Communication services (0.6%)
American Tower Corp. sr. unsec. notes 7s, 2017 R	5,000	5,864

CC Holdings GS V, LLC/Crown Castle GS III Corp. company
guaranty sr. notes 3.849s, 2023	5,000	4,872

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	10,000	12,995

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,670

Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	5,000	5,650

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	3,000	3,101

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	4,000	4,524

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	4,000	5,347

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045s, 2036 (Spain)	5,000	5,923

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2041	10,000	10,423

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	10,000	11,859

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	200	5,066

		82,294
Consumer cyclicals (0.4%)
21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 3s, 2022	5,000	4,821

D.R. Horton, Inc. company guaranty sr. unsec. notes
5 3/4s, 2023	5,000	5,250

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	5,000	5,585

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	5,000	6,426

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	6,381

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3 1/4s, 2018	2,000	2,048

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 2 3/4s, 2016	3,000	3,059

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	5,000	5,109

32 Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (3.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	$5,000	$5,149

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	5,000	5,003

		48,831
Consumer staples (0.2%)
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	10,000	9,368

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	4,989	5,099

Erac USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	5,000	6,242

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	5,000	5,164

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	5,000	5,556

		31,429
Energy (0.4%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	2,000	2,236

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	5,000	5,930

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	10,000	13,057

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	5,000	5,138

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	5,000	5,331

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	4,000	4,420

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	5,000	5,530

Weatherford International, Ltd./Bermuda company guaranty sr.
unsec. notes 9 7/8s, 2039 (Bermuda)	5,000	7,451

Williams Partners LP sr. unsec. notes 5.4s, 2044	3,000	3,020

Williams Partners LP sr. unsec. notes 4.3s, 2024	2,000	1,992

		54,105
Financials (1.0%)
American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	4,000	5,151

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	5,000	5,012

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	7,000	8,398

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	5,000	4,748

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	4,000	4,110

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	5,000	5,189

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	6,279

Duke Realty LP sr. unsec. unsub. notes 3 7/8s, 2021 R	5,000	5,036

General Electric Capital Corp. sr. unsec. notes
Ser. GMTN, 3.1s, 2023	15,000	14,661

Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	5,000	6,145

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	10,000	10,135

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	7,000	7,263

Retirement Income Fund Lifestyle 2	33

CORPORATE BONDS AND NOTES (3.5%)* cont.	Principal amount	Value

Financials cont.
Leucadia National Corp. sr. unsec. bonds 5 1/2s, 2023	$5,000	$5,259

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	5,000	5,425

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	10,000	11,094

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	5,000	4,925

Royal Bank of Scotland PLC (The) unsec. sub. FRN notes 9 1/2s,
2022 (United Kingdom)	5,000	5,889

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	10,000	10,420

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	5,000	5,544

		130,683
Health care (0.1%)
Actavis PLC sr. unsec. notes 4 5/8s, 2042	5,000	4,725

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,155

		6,880
Technology (0.1%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	5,000	4,351

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	2,000	2,405

		6,756
Utilities and power (0.4%)
Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	5,000	4,835

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	5,000	4,955

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	5,000	6,349

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	5,000	5,602

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	5,000	4,919

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	5,885

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes
3 1/2s, 2021	5,000	5,018

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	10,000	10,274

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	5,000	6,516

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	5,000	4,853

		59,206

Total corporate bonds and notes (cost $449,318)		$465,030

CONVERTIBLE BONDS AND NOTES (3.3%)*	Principal amount	Value

Basic materials (0.1%)
Cemex SAB de CV cv. unsec. sub. notes 4 7/8s, 2015 (Mexico)	$8,000	$9,920

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	5,000	5,022

		14,942
Capital goods (0.2%)
Covanta Holding Corp. cv. sr. unsec. notes 3 1/4s, 2014	2,000	2,326

General Cable Corp. cv. unsec. sub. notes stepped-coupon 5s
(2 1/4s, 11/15/19) 2029 ††	5,000	5,638

34 Retirement Income Fund Lifestyle 2

CONVERTIBLE BONDS AND NOTES (3.3%)* cont.	Principal amount	Value

Capital goods cont.
Owens-Brockway Glass Container, Inc. 144A cv. company
guaranty sr. unsec. notes 3s, 2015	$4,000	$4,125

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	5,000	7,875

		19,964
Communication services (—%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	1,000	1,158

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s,
2027 (In default) †	7,000	1

		1,159
Consumer cyclicals (0.7%)
Callaway Golf Co. cv. sr. unsec. bonds 3 3/4s, 2019	3,000	3,713

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	3,000	3,990

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	5,000	9,013

Forestar Group, Inc. cv. sr. unsec. unsub. notes 3 3/4s, 2020	2,000	2,185

Host Hotels & Resorts LP 144A cv. company guaranty sr. unsec.
notes 2 1/2s, 2029 R	4,000	6,088

Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	3,000	6,039

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	12,000	6,428

Liberty Interactive, LLC 144A cv. sr. unsec. notes 1s, 2043	6,000	6,270

Liberty Interactive, LLC 144A cv. sr. unsec. unsub.
notes 3/4s, 2043	5,000	6,325

M/I Homes, Inc. cv. company guaranty sr. sub. notes 3s, 2018	3,000	3,319

MGM Resorts International Co. cv. company guaranty sr. unsec.
notes 4 1/4s, 2015	11,000	16,954

priceline.com, Inc. cv. sr. unsec. unsub. notes 1s, 2018	5,000	7,738

Ryland Group, Inc. (The) cv. company guaranty sr. unsub. notes
1 5/8s, 2018	4,000	6,420

Standard Pacific Corp. cv. company guaranty sr. unsec. unsub.
notes 1 1/4s, 2032	5,000	6,619

TRW Automotive, Inc. cv. company guaranty sr. unsec. notes
3 1/2s, 2015	1,000	2,804

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	3,000	5,998

		99,903
Consumer staples (0.1%)
Hertz Global Holdings, Inc. cv. sr. unsec. notes 5 1/4s, 2014	1,000	3,394

Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	2,000	5,214

Vector Group, Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	5,000	6,394

		15,002
Energy (0.4%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	15,000	14,034

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	6,000	5,790

Energy XXI Bermuda, Ltd. 144A cv. sr. unsec. notes 3s, 2018	4,000	3,850

Goodrich Petroleum Corp. cv. company guaranty sr. unsub.
notes 5s, 2032	6,000	6,098

Hornbeck Offshore Services, Inc. cv. company guaranty sr.
unsec. notes 1 1/2s, 2019	5,000	5,647

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	5,000	3,975

Retirement Income Fund Lifestyle 2	35

CONVERTIBLE BONDS AND NOTES (3.3%)* cont.	Principal amount	Value

Energy cont.
SEACOR Holdings, Inc. 144A cv. sr. unsec. notes 3s, 2028	$5,000	$4,934

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	4,000	4,616

		48,944
Financials (0.4%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	8,000	8,695

Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5 1/4s, 2018 R	5,000	5,516

DFC Global Corp. cv. sr. unsec. unsub. notes 3 1/4s, 2017	2,000	1,615

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	7,000	7,897

Hercules Technology Growth Capital, Inc. cv. sr. unsec.
notes 6s, 2016	4,000	5,350

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	5,000	7,284

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014 R	2,000	1,973

PHH Corp. cv. sr. unsec. notes 4s, 2014	4,000	4,355

Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	3,000	4,538

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019 R	3,000	3,446

Walter Investment Management Corp. cv. sr. unsec. sub. notes
4 1/2s, 2019	6,000	5,396

		56,065
Health care (0.6%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	5,000	5,959

Alere, Inc. cv. sr. unsec. sub. notes 3s, 2016	4,000	4,505

Auxilium Pharmaceuticals, Inc. cv. sr. unsec. notes 1 1/2s, 2018	1,000	1,426

Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2 3/4s, 2018	6,000	8,081

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2014 (China) (In default) F†	5,000	400

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) F†	3,000	210

Cubist Pharmaceuticals, Inc. cv. sr. unsec. notes 2 1/2s, 2017	1,000	2,772

Cubist Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
1 1/8s, 2018	4,000	4,960

Endo Health Solutions, Inc. cv. sr. unsec. sub. notes 1 3/4s, 2015	3,000	8,199

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	3,000	10,913

HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	8,000	8,335

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 3/1/18) 2042 ††	7,000	7,184

LifePoint Hospitals, Inc. cv. sr. sub. notes 3 1/2s, 2014	4,000	4,295

Medidata Solutions, Inc. 144A cv. sr. unsec. notes 1s, 2018	6,000	8,036

PDL BioPharma, Inc. cv. sr. unsec. unsub. notes 4s, 2018	2,000	2,056

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	4,000	6,775

		84,106
Technology (0.8%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	5,000	5,319

Ciena, Inc. cv. sr. unsec. notes 4s, 2020	4,000	5,935

Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	4,000	5,403

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	11,000	24,729

Novellus Systems, Inc. cv. sr. unsec. notes 2 5/8s, 2041	4,000	6,495

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	7,000	8,527

36 Retirement Income Fund Lifestyle 2

CONVERTIBLE BONDS AND NOTES (3.3%)* cont.	Principal amount	Value

Technology cont.
Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	$10,000	$12,475

Salesforce.com, Inc. 144A cv. sr. unsec. unsub. notes 1/4s, 2018	6,000	7,115

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	8,000	12,225

TeleCommunication Systems, Inc. cv. sr. unsec. notes
7 3/4s, 2018	5,000	4,875

Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes
2 1/4s, 2041	5,000	4,525

Web.com Group, Inc. cv. sr. unsec. unsub. notes 1s, 2018	3,000	3,707

Xilinx, Inc. cv. sr. unsec. notes 2 5/8s, 2017	4,000	7,233

		108,563

Total convertible bonds and notes (cost $388,642)		$448,648

CONVERTIBLE PREFERRED STOCKS (1.7%)*	Shares	Value

AES Trust III $3.375 cv. pfd.	89	$4,511

Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	269	7,263

AMG Capital Trust II $2.575 cv. pfd.	183	11,157

ArcelorMittal SA Ser. MTUS, $1.50 cv. pfd. (France)	307	7,277

Bank of America Corp. Ser. L, 7.25% cv. pfd.	19	21,933

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	16	17,870

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	180	8,266

Continental Financial Trust II $3.00 cv. pfd.	155	7,687

Crown Castle International Corp. Ser. A, $2.25 cv. pfd.	85	8,659

Dominion Resources, Inc. Ser. A, $3.063 cv. pfd.	161	9,211

El Paso Energy Capital Trust I $2.375 cv. pfd.	177	9,027

EPR Properties Ser. C, $1.44 cv. pfd.	267	5,753

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	263	6,144

Genesee & Wyoming, Inc. $5.00 cv. pfd.	64	8,400

Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	8	5,952

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	117	6,581

Intelsat SA Ser. A, $2.875 cv. pfd. (Luxembourg)	109	5,832

Iridium Communications, Inc. 144A $7.00 cv. pfd.	26	2,451

Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	120	5,414

MetLife, Inc. $3.75 cv. pfd.	167	4,942

NextEra Energy, Inc. $2.799 cv. pfd.	146	8,862

OFG Bancorp Ser. C, 8.75% cv. pfd. (Puerto Rico)	4	6,200

Post Holdings, Inc. 144A $3.75 cv. pfd.	41	5,296

Stanley Black & Decker, Inc. $6.25 cv. pfd.	86	9,193

United Technologies Corp. $3.75 cv. pfd.	215	14,291

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	8	9,425

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	199	10,852

Total convertible preferred stocks (cost $210,709)		$228,449

MORTGAGE-BACKED SECURITIES (1.2%)*	Principal amount	Value

Banc of America Commercial Mortgage Trust
Ser. 06-5, Class A3, 5.39s, 2047	$20,000	$20,313
FRB Ser. 05-1, Class A4, 5.17s, 2042	8,242	8,319

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A4, 5.658s, 2048	3,284	3,292

Retirement Income Fund Lifestyle 2	37

MORTGAGE-BACKED SECURITIES (1.2%)* cont.	Principal amount		Value

COMM Mortgage Trust Ser. 12-CR1, Class AM, 3.912s, 2045	$13,000		$13,215

GS Mortgage Securities Trust 144A Ser. 11-GC5, Class XA, IO,
1.719s, 2044	220,665		14,829

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-LD11, Class A2, 5.798s, 2049	9,783		9,783
Ser. 04-LN2, Class A2, 5.115s, 2041	24,323		24,613

LB-UBS Commercial Mortgage Trust Ser. 05-C7, Class C,
5.35s, 2040	10,000		10,329

ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class A2FL,
0.28s, 2049	5,326		5,316

Morgan Stanley Capital I Trust Ser. 07-IQ14, Class A2,
5.61s, 2049	9,596		9,728

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34,
Class A2, 5.569s, 2046	10,940		10,940

WF-RBS Commercial Mortgage Trust
Ser. 13-C12, Class AS, 3.56s, 2048	10,000		9,865
Ser. 12-C9, Class AS, 3.388s, 2045	10,000		9,820

WF-RBS Commercial Mortgage Trust 144A Ser. 13-C12,
Class XA, IO, 1.517s, 2048	185,297		16,584

Total mortgage-backed securities (cost $168,548)			$166,946

SHORT-TERM INVESTMENTS (19.4%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.06% L	shares	2,424,419	$2,424,419

SsgA Prime Money Market Fund zero % P	shares	110,000	110,000

U.S. Treasury Bills with an effective yield of 0.09%,
October 16, 2014 §	$56,000		55,969

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.09%, August 21, 2014 # §	8,000		7,997

Total short-term investments (cost $2,598,384)			$2,598,385

TOTAL INVESTMENTS

Total investments (cost $12,861,219)			$13,472,088

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank bp Basis Points

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GMTN Global Medium Term Notes

IO Interest Only

OTC Over-the-counter

SPDR S&P Depository Receipts

38 Retirement Income Fund Lifestyle 2

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2013 through February 28, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $13,420,466.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

††† Affiliated company (Note 5).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

UR At the reporting period end, 100 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.

At the close of the reporting period, the fund maintained liquid assets totaling $2,169,928 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $125,493) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	British Pound	Sell	3/19/14	$670	$679	$9

	Hong Kong Dollar	Buy	5/21/14	4,897	4,895	2

	Norwegian Krone	Buy	3/19/14	1,066	1,046	20

	Norwegian Krone	Sell	3/19/14	1,066	1,033	(33)

	Singapore Dollar	Buy	5/21/14	1,341	1,333	8

	Swedish Krona	Sell	3/19/14	7,297	7,178	(119)

	Swiss Franc	Buy	3/19/14	1,365	1,331	34

	Swiss Franc	Sell	3/19/14	1,365	1,354	(11)

Retirement Income Fund Lifestyle 2 39

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $125,493) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Citibank, N.A.
	Danish Krone	Buy	3/19/14	$5,365	$5,293	$72

	Euro	Buy	3/19/14	5,245	5,148	97

	Euro	Sell	3/19/14	5,245	5,249	4

	Japanese Yen	Buy	5/21/14	8,415	8,410	5

	Credit Suisse International
	Australian Dollar	Sell	4/16/14	3,559	3,557	(2)

	Japanese Yen	Buy	5/21/14	4,691	4,688	3

	New Zealand Dollar	Sell	4/16/14	8,608	8,462	(146)

	Norwegian Krone	Sell	3/19/14	2,281	2,226	(55)

	Swedish Krona	Sell	3/19/14	6,689	6,550	(139)

	Swiss Franc	Buy	3/19/14	4,776	4,638	138

	Deutsche Bank AG
	Euro	Buy	3/19/14	3,175	3,114	61

	Euro	Sell	3/19/14	3,175	3,141	(34)

	Goldman Sachs International
	Australian Dollar	Sell	4/16/14	89	89	—

HSBC Bank USA, National Association
	British Pound	Sell	3/19/14	2,009	1,989	(20)

	Swedish Krona	Buy	3/19/14	1,466	1,458	8

	Swedish Krona	Sell	3/19/14	1,466	1,438	(28)

	JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/16/14	1,691	1,689	(2)

	British Pound	Sell	3/19/14	4,186	4,100	(86)

	Euro	Sell	3/19/14	3,589	3,583	(6)

	Japanese Yen	Buy	5/21/14	1,685	1,679	6

	Singapore Dollar	Buy	5/21/14	4,576	4,549	27

	Swedish Krona	Buy	3/19/14	1,528	1,503	25

	Swedish Krona	Sell	3/19/14	1,528	1,503	(25)

	Swiss Franc	Buy	3/19/14	3,867	3,787	80

	State Street Bank and Trust Co.
	Euro	Buy	3/19/14	2,485	2,439	46

	Euro	Sell	3/19/14	2,485	2,459	(26)

	Israeli Shekel	Buy	4/16/14	860	856	4

	Swedish Krona	Buy	3/19/14	2,963	2,926	37

	Swedish Krona	Sell	3/19/14	2,963	2,897	(66)

	UBS AG
	Swiss Franc	Buy	3/19/14	1,819	1,782	37

	WestPac Banking Corp.
	Euro	Buy	3/19/14	2,761	2,710	51

	Euro	Sell	3/19/14	2,761	2,732	(29)

	Total					$(53)

40 Retirement Income Fund Lifestyle 2

FUTURES CONTRACTS OUTSTANDING at 2/28/14 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	2	$439,750	Jun-14	$121

Total				$121

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/14 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank N.A.
EM Series 15
Version 1 Index	BB+/P	$(50,000)	$400,000	6/20/16	500 bp	$(32,112)

Total		$(50,000)				$(32,112)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2014. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/14 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA IG Series
21 Index	BBB+/P	$(3,544)	$330,000	12/20/18	100 bp	$2,707

NA HY Series
21 Index	B+/P	(69,401)	1,000,000	12/20/18	500 bp	21,260

Total		$(72,945)				$23,967

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2014. Securities rated by Putnam are indicated by “/P.”

Retirement Income Fund Lifestyle 2 41

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$91,545	$17,497	$—

Capital goods	96,522	5,227	—

Communication services	75,435	15,953	—

Conglomerates	35,278	—	—

Consumer cyclicals	231,355	44,271	—

Consumer staples	139,724	29,242	—

Energy	165,310	—	—

Financials	693,935	43,206	—

Health care	229,551	9,591	—

Technology	241,742	10,494	—

Transportation	29,095	10,721	—

Utilities and power	75,896	3,870	—

Total common stocks	2,105,388	190,072	—

Convertible bonds and notes	—	448,038	610

Convertible preferred stocks	23,502	204,947	—

Corporate bonds and notes	—	465,030	—

Investment companies	5,459,264	510,736	—

Mortgage-backed securities	—	166,946	—

U.S. treasury obligations	—	1,299,170	—

Short-term investments	2,534,419	63,966	—

Totals by level	$10,122,573	$3,348,905	$610

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(53)	$—

Futures contracts	121	—	—

Credit default contracts	—	114,800	—

Totals by level	$121	$114,747	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

42 Retirement Income Fund Lifestyle 2

Statement of assets and liabilities 2/28/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,755,680)	$5,273,468
Affiliated issuers (identified cost $8,105,539) (Notes 1 and 5)	8,198,620

Cash	44,278

Foreign currency (cost $116) (Note 1)	152

Dividends, interest and other receivables	36,501

Receivable for shares of the fund sold	58

Receivable for investments sold	3,526

Receivable from Manager (Note 2)	26,838

Receivable for variation margin (Note 1)	214

Unrealized appreciation on forward currency contracts (Note 1)	774

Premium paid on OTC swap contracts (Note 1)	50,000

Total assets	13,634,429

LIABILITIES

Payable for investments purchased	5,110

Payable for shares of the fund repurchased	11,962

Payable for custodian fees (Note 2)	10,045

Payable for investor servicing fees (Note 2)	1,635

Payable for Trustee compensation and expenses (Note 2)	455

Payable for administrative services (Note 2)	26

Payable for distribution fees (Note 2)	5,462

Payable for auditing and tax fees	27,248

Payable for variation margin (Note 1)	63

Unrealized depreciation on OTC swap contracts (Note 1)	32,112

Unrealized depreciation on forward currency contracts (Note 1)	827

Collateral on certain derivative contracts, at value (Note 1)	110,000

Other accrued expenses	9,018

Total liabilities	213,963

Net assets	$13,420,466

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$12,632,848

Undistributed net investment income (Note 1)	7,190

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	177,568

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	602,860

Total — Representing net assets applicable to capital shares outstanding	$13,420,466

(Continued on next page)

Retirement Income Fund Lifestyle 2 43

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($12,607,238 divided by 1,181,240 shares)	$10.67

Offering price per class A share (100/96.00 of $10.67)*	$11.11

Net asset value and offering price per class B share ($176,907 divided by 16,708 shares)**	$10.59

Net asset value and offering price per class C share ($242,963 divided by 22,943 shares)**	$10.59

Net asset value and redemption price per class M share ($131,488 divided by 12,332 shares)	$10.66

Offering price per class M share (100/96.75 of $10.66)†	$11.02

Net asset value, offering price and redemption price per class R share
($106,711 divided by 10,005 shares)	$10.67

Net asset value, offering price and redemption price per class Y share
($155,159 divided by 14,531 shares)	$10.68

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

44 Retirement Income Fund Lifestyle 2

Statement of operations Six months ended 2/28/14 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $607) (including dividend income of $128,776 from investments
in affiliated issuers) (Note 5)	$167,435

Interest (including interest income of $941 from investments in affiliated issuers) (Note 5)	26,320

Total investment income	193,755

EXPENSES

Compensation of Manager (Note 2)	19,323

Investor servicing fees (Note 2)	5,135

Custodian fees (Note 2)	12,567

Trustee compensation and expenses (Note 2)	238

Distribution fees (Note 2)	17,879

Administrative services (Note 2)	115

Reports to shareholders	8,931

Auditing and tax fees	27,933

Blue sky expense	11,497

Other	966

Fees waived and reimbursed by Manager (Note 2)	(57,183)

Total expenses	47,401

Expense reduction (Note 2)	(61)

Net expenses	47,340

Net investment income	146,415

Net realized gain on investments (including net realized loss of $2,309 on sales of investments
in affiliated issuers) (Notes 1, 3, and 5)	204,249

Net realized gain on swap contracts (Note 1)	86,725

Net realized gain on futures contracts (Note 1)	2,266

Net realized gain on foreign currency transactions (Note 1)	112

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(884)

Net unrealized appreciation of investments, futures contracts and swap contracts
during the period	266,176

Net gain on investments	558,644

Net increase in net assets resulting from operations	$705,059

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2 45

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/14*	Year ended 8/31/13

Operations:
Net investment income	$146,415	$101,764

Net realized gain on investments
and foreign currency transactions	293,352	210,626

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	265,292	177,322

Net increase in net assets resulting from operations	705,059	489,712

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(206,346)	(83,528)

Class B	(2,527)	(505)

Class C	(3,453)	(356)

Class M	(2,036)	(673)

Class R	(1,661)	(550)

Class Y	(2,737)	(1,452)

Net realized short-term gain on investments

Class A	(115,946)	(89,067)

Class B	(1,663)	(1,479)

Class C	(2,272)	(1,044)

Class M	(1,227)	(1,040)

Class R	(1,000)	(850)

Class Y	(1,439)	(1,216)

From net realized long-term gain on investments
Class A	(54,495)	(9,431)

Class B	(781)	(157)

Class C	(1,067)	(110)

Class M	(576)	(110)

Class R	(470)	(90)

Class Y	(677)	(128)

Increase from capital share transactions (Note 4)	620,465	1,503,110

Total increase in net assets	925,151	1,801,036

NET ASSETS

Beginning of period	12,495,315	10,694,279

End of period (including undistributed net investment
income of $7,190 and $79,535, respectively)	$13,420,466	$12,495,315

* Unaudited

The accompanying notes are an integral part of these financial statements.

46 Retirement Income Fund Lifestyle 2

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Retirement Income Fund Lifestyle 2 47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d,e]	(%) [d]	(%)

Class A
February 28, 2014**	$10.42	.12 [h]	.46	.58	(.18)	(.15)	(.33)	$10.67	5.57*	$12,607	.35*	1.13*[h]	26*
August 31, 2013	10.15	.09	.35	.44	(.08)	(.09)	(.17)	10.42	4.41	11,695.70		.89	29
August 31, 2012	9.75	.14 [f]	.49	.63	(.23)	—	(.23)	10.15	6.62	10,110.70		1.40 [f]	36
August 31, 2011†	10.00	.01	(.26)	(.25)	—	—	—	9.75	(2.50)*	9,431	.15*	.08*	11*

Class B
February 28, 2014**	$10.36	.08 [h]	.45	.53	(.15)	(.15)	(.30)	$10.59	5.15*	$177	.72*	.75*[h]	26*
August 31, 2013	10.11	.02	.35	.37	(.03)	(.09)	(.12)	10.36	3.72	181	1.45	.16	29
August 31, 2012	9.74	.06 [f]	.49	.55	(.18)	—	(.18)	10.11	5.73	156	1.45	.66 [f]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	—	9.74	(2.60)*	153	.32*	(.09)*	11*

Class C
February 28, 2014**	$10.36	.08 [h]	.45	.53	(.15)	(.15)	(.30)	$10.59	5.15*	$243	.72*	.75*[h]	26*
August 31, 2013	10.11	.01	.36	.37	(.03)	(.09)	(.12)	10.36	3.72	237	1.45	.05	29
August 31, 2012	9.74	.06 [f]	.49	.55	(.18)	—	(.18)	10.11	5.73	101	1.45	.65 [f]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	—	9.74	(2.60)*	98	.32*	(.09)*	11*

Class M
February 28, 2014**	$10.41	.11 [h]	.46	.57	(.17)	(.15)	(.32)	$10.66	5.45*	$131	.47*	1.00*[h]	26*
August 31, 2013	10.14	.07	.35	.42	(.06)	(.09)	(.15)	10.41	4.17	128.95		.65	29
August 31, 2012	9.75	.11 [f]	.49	.60	(.21)	—	(.21)	10.14	6.27	124.95		1.15 [f]	36
August 31, 2011†	10.00	— [g]	(.25)	(.25)	—	—	—	9.75	(2.50)*	119	.21*	.02*	11*

Class R
February 28, 2014**	$10.42	.11 [h]	.46	.57	(.17)	(.15)	(.32)	$10.67	5.45*	$107	.47*	1.00*[h]	26*
August 31, 2013	10.14	.07	.36	.43	(.06)	(.09)	(.15)	10.42	4.27	104.95		.65	29
August 31, 2012	9.75	.11 [f]	.48	.59	(.20)	—	(.20)	10.14	6.22	101.95		1.15 [f]	36
August 31, 2011†	10.00	— [g]	(.25)	(.25)	—	—	—	9.75	(2.50)*	97	.21*	.02*	11*

Class Y
February 28, 2014**	$10.43	.13 [h]	.46	.59	(.19)	(.15)	(.34)	$10.68	5.68*	$155	.23*	1.25*[h]	26*
August 31, 2013	10.15	.12	.35	.47	(.10)	(.09)	(.19)	10.43	4.75	150.45		1.16	29
August 31, 2012	9.76	.16 [f]	.49	.65	(.26)	—	(.26)	10.15	6.82	102.45		1.66 [f]	36
August 31, 2011†	10.00	.01	(.25)	(.24)	—	—	—	9.76	(2.40)*	98	.10*	.13*	11*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48 Retirement Income Fund Lifestyle 2	Retirement Income Fund Lifestyle 2 49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period June 13, 2011 (commencement of operations) to August 31, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2014	0.44%

August 31, 2013	0.81

August 31, 2012	2.03

August 31, 2011	1.04

e Expense ratios do not include expenses of the acquired funds. f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.06	0.64%

Class B	0.06	0.65

Class C	0.06	0.64

Class M	0.06	0.64

Class R	0.06	0.64

Class Y	0.06	0.64

g Amount represents less than $0.01 per share. h Reflects a dividend received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.09	0.86%

Class B	0.09	0.85

Class C	0.09	0.84

Class M	0.09	0.85

Class R	0.09	0.85

Class Y	0.09	0.85

The accompanying notes are an integral part of these financial statements.

50 Retirement Income Fund Lifestyle 2

Notes to financial statements 2/28/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2013 through February 28, 2014.

Putnam Retirement Income Fund Lifestyle 2 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund, which are other Putnam mutual funds and referred to as underlying funds. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short-term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1

Retirement Income Fund Lifestyle 2 51

securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated

52 Retirement Income Fund Lifestyle 2

and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default

Retirement Income Fund Lifestyle 2 53

contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $336 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion

54 Retirement Income Fund Lifestyle 2

of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $12,869,125, resulting in gross unrealized appreciation and depreciation of $703,626 and $100,663, respectively, or net unrealized appreciation of $602,963.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2014, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary

Retirement Income Fund Lifestyle 2 55

expenses and acquired fund fees and expenses) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,618 as a result of this limit.

Putnam Management has also contractually agreed, through December 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $54,565 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,818	Class R	42

Class B	69	Class Y	60

Class C	95	Total	$5,135

Class M	51

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $7 under the expense offset arrangements and by $54 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

56 Retirement Income Fund Lifestyle 2

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$15,214	Class M	324

Class B	876	Class R	263

Class C	1,202	Total	$17,879

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $56 and no monies from the sale of class A and class M shares, respectively, and received no monies and $50 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,063,580 and $2,776,715 respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $949,624 and $1,120,787, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/14		Year ended 8/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	66,290	$702,237	146,872	$1,524,312

Shares issued in connection with
reinvestment of distributions	6,314	66,468	1,654	16,884

	72,604	768,705	148,526	1,541,196

Shares repurchased	(13,440)	(143,005)	(22,806)	(236,316)

Net increase	59,164	$625,700	125,720	$1,304,880

	Six months ended 2/28/14		Year ended 8/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	3	$25	2,990	$30,283

Shares issued in connection with
reinvestment of distributions	189	1,971	90	911

	192	1,996	3,080	31,194

Shares repurchased	(945)	(9,848)	(1,066)	(11,009)

Net increase (decrease)	(753)	$(7,852)	2,014	$20,185

Retirement Income Fund Lifestyle 2 57

	Six months ended 2/28/14		Year ended 8/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	299	$3,100	20,125	$207,840

Shares issued in connection with
reinvestment of distributions	225	2,348	28	280

	524	5,448	20,153	208,120

Shares repurchased	(484)	(5,145)	(7,250)	(74,958)

Net increase	40	$303	12,903	$133,162

	Six months ended 2/28/14		Year ended 8/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	69	727	33	333

	69	727	33	333

Shares repurchased	—	—	—	—

Net increase	69	$727	33	$333

	Six months ended 2/28/14		Year ended 8/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	2	20	—	—

	2	20	—	—

Shares repurchased	—	—	—	—

Net increase	2	$20	—	$—

	Six months ended 2/28/14		Year ended 8/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	6	$64	4,382	$44,775

Shares issued in connection with
reinvestment of distributions	143	1,503	79	804

	149	1,567	4,461	45,579

Shares repurchased	—	—	(99)	(1,029)

Net increase	149	$1,567	4,362	$44,550

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	950,985	80.51%	$10,147,010

Class B	10,000	59.85	105,900

Class C	10,000	43.59	105,900

Class M	10,005	81.13	106,653

Class R	10,005	100.00	106,711

Class Y	10,025	68.99	107,067

58 Retirement Income Fund Lifestyle 2

Note 5: Affiliated transactions

Transactions during the reporting period with a company which are under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$2,295,137	$637,667	$508,385	$916	$2,424,419

Putnam Absolute Return
100 Fund Class Y	576,529	97,422	24,631	10,953	646,094

Putnam Absolute Return
300 Fund Class Y	1,436,263	218,391	59,112	65,786	1,563,117

Putnam Absolute Return
500 Fund Class Y	2,460,472	240,309	98,539	46,370	2,651,528

Putnam Absolute Return
700 Fund Class Y	374,309	33,859	19,254	5,667	402,726

Putnam Money Market
Fund Class A	446,538	83,903	19,705	25	510,736

Totals	$7,589,248	$1,311,551	$729,626	$129,717	$8,198,620

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2

Forward currency contracts (contract amount)	$150,000

OTC credit default contracts (notional)	$590,000

Centrally cleared credit default contracts (notional)	$1,100,000

Retirement Income Fund Lifestyle 2 59

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$114,800*	Payables	$—

Foreign exchange
contracts	Receivables	774	Payables	827

Receivables, Net
assets — Unrealized
Interest rate contracts	appreciation	121*	Payables	—

Total		$115,695		$827

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$86,725	$86,725

Foreign exchange contracts	—	32	—	$32

Interest rate contracts	2,266	—	—	$2,266

Total	$2,266	$32	$86,725	$89,023

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$3,258	$3,258

Foreign exchange contracts	—	(877)	—	$(877)

Interest rate contracts	121	—	—	$121

Total	$121	$(877)	$3,258	$2,502

60 Retirement Income Fund Lifestyle 2

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Retirement Income Fund Lifestyle 2 61

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset finan-cial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Credit default swap contracts*#	$—	$—	$—	$—	$—	$—	$17,888	$—	$—	$—	$—	$17,888

Centrally cleared credit default swap contracts§	—	214	—	—	—	—	—	—	—	—	—	214

Forward currency contracts#	73	—	178	141	61	8	138	—	87	37	51	774

Total Assets	$73	$214	$178	$141	$61	$8	$18,026	$—	$87	$37	$51	$18,876

Liabilities:

Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$63	$—	$—	$—	$63

Forward currency contracts#	163	—	—	342	34	48	119	—	92	—	29	827

Total Liabilities	$163	$—	$—	$342	$34	$48	$119	$63	$92	$—	$29	$890

Total Financial and Derivative Net Assets	$(90)	$214	$178	$(201)	$27	$(40)	$17,907	$(63)	$(5)	$37	$22	$17,986

Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$17,907	$—	$—	$—	$—	$17,907

Net amount	$(90)	$214	$178	$(201)	$27	$(40)	$—	$(63)	$(5)	$37	$22	$79

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

62 Retirement Income Fund Lifestyle 2	Retirement Income Fund Lifestyle 2 63

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

1,172,607	—	—	37,028

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

64 Retirement Income Fund Lifestyle 2

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 2. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

SA098
286549 4/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 25, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 25, 2014